Allstate Life Insurance Company
Allstate Life Insurance Company of New York

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated July 2, 2012
To Allstate Life Insurance Company
Prospectus dated May 1, 2012

Supplement dated July 2, 2012
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

The footnote to the Franklin Templeton VIP Founding Funds Allocation Fund in the “Underlying Mutual Fund Portfolio Annual Expenses” table that appears in the “Summary of Contract Fees and Charges” section and the investment objectives description for the Franklin Templeton VIP Founding Funds Allocation Fund in the “Investment Objectives/Policies” table that appears in “Investment Options,” are modified as follows:

“The Fund is not available as an investment option to Owners who purchase an Annuity on or after April 30, 2012.  Owners who have purchased an Annuity prior to April 30, 2012 and have invested in the Fund at any time since they have owned their Annuity, may continue to allocate Purchase Payments to the Fund after this date, including through Dollar Cost Averaging, Automatic Rebalancing, or comparable programs.  However, Owners should be aware that all monies that they have invested in the Fund are scheduled to be transferred to the AST Franklin Templeton Founding Funds Allocation Portfolio by way of a fund substitution anticipated to take place in August 2012, pending the receipt of the necessary regulatory approvals.  Once the fund substitution is completed, the Fund will no longer be available for investments by any Owners.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.